EXHIBIT 10.83
                                                                   -------------


                             STOCK PURCHASE WARRANT
                             ----------------------

         This STOCK PURCHASE WARRANT ("Warrant") is issued this 29th day of November, 1999, by DYNAGEN, INC., a Delaware corporation (the "Company"), to FINOVA MEZZANINE CAPITAL INC. f/k/a SIRROM CAPITAL CORPORATION, a Tennessee corporation (FINOVA MEZZANINE CAPITAL INC. and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").
                                   AGREEMENT:

         1. ISSUANCE OF WARRANT; TERM. In conjunction with that Amendment and Agreement (the "Agreement") dated November 29, 1999, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 266,667 shares of the Company's common stock (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until November 29, 2002 (the "Expiration Date").

         2. EXERCISE PRICE. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $.38 per share.

         3. EXERCISE. This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice of intent to exercise to the Company in the manner at the address of the Company set forth in Section 10 hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder,
(i) by certified or bank check; (ii) by the surrender of that Secured Promissory
Note in the name of the Holder dated June 18, 1997 or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price; or (iii) by the surrender of a portion of this Warrant where the Shares subject to the portion of this Warrant that is surrendered have a fair market value equal to the aggregate Exercise Price. In the absence of an established public market for the Common Stock, fair market value shall be established by the Company's board of directors in a commercially reasonable manner. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

         4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

             (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be sold or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Company hereby acknowledges that Boult, Cummings, Conners & Berry, PLC is acceptable counsel). Transfer of the Shares shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

              THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

         The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

             (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         5. TRANSFER OF WARRANT. Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section 5.

         6. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering.

         7. OBSERVATION RIGHTS. The Holder of this Warrant shall receive notice of and be entitled to attend or may send a representative to attend all meetings of the Company's Board of Directors in a non-voting observation capacity and shall receive a copy of all correspondence and information delivered to the Company's Board of Directors, from the date hereof until such time as the indebtedness evidenced by the Note has been paid in full.

         8. ADJUSTMENT UPON CHANGES IN STOCK.

             (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate Exercise Price, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 8(a), would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 8(a), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

             (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, or the holders of Common Stock are entitled to receive cash or other property, then the Holder exercising this Warrant shall receive, for the aggregate Exercise Price, the aggregate number and class of shares, cash or other property which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 8(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 8(b), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         8.  CERTAIN NOTICES.  In case at any time the Company shall propose to:

             (a) declare any cash dividend upon its Common Stock;

             (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

             (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

             (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell of all or substantially all of its assets to, another corporation;

             (e) voluntarily or involuntarily dissolve, liquidate or wind up of the affairs of the Company; or

             (f) redeem or purchase any shares of its capital stock or securities convertible into its capital stock;

         then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         9. ARTICLE AND SECTION HEADINGS. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Warrant.

         10. NOTICE. Any and all notices, elections or demands permitted or required to be made under this Warrant shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this
Warrant:

The Address of Holder is:           Finova Mezzanine Capital Inc.
                                            Suite 200
                                            500 Church Street
                                            Nashville, TN 37219
                                            Attention: Tim McCarthy
                                            Telecopy No. 615/726-1208


with a copy to:                     Boult, Cummings, Conners & Berry, PLC
                                            Suite 1600
                                            414 Union Street
                                            Nashville, TN 37219
                                            Attention: Roger G. Jones, Esq.
                                            Telecopy No. 615/252-6323

The Address of Company is:                  DynaGen, Inc.
                                            1000 Winter Street
                                            Suite 2700
                                            Waltham, MA  02154
                                            Attention: Dhananjay G. Wadekar
                                            Fax: 781-890-0118

with a copy to:                     Foley, Hoag & Eliot LLP
                                            One Post Office Square
                                            Boston, MA 02109
                                            Attention: David A. Broadwin, Esq.

         11. SEVERABILITY. If any provisions(s) of this Warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         12. ENTIRE AGREEMENT. This Warrant between the Company and Holder represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

         13. GOVERNING LAW AND AMENDMENTS. This Warrant shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

         14. COUNTERPARTS. This Warrant may be executed in any number of counterparts and be different parties to this Warrant in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Warrant.

         15. CONSENT TO JURISDICTION; EXCLUSIVE VENUE. The Company hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Holder may be a party and which concerns this Warrant. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Holder agrees to the contrary in writing.

         16. WAIVER OF TRIAL BY JURY. HOLDER AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS WARRANT.

         17. EQUITY PARTICIPATION. This Warrant is issued in connection with the Agreement. It is intended that this Warrant constitute an equity participation under and pursuant to T.C.A. ss.47-24-101, et seq. and that equity participation be permitted under said statutes and not constitute interest on the Note. If under any circumstances whatsoever, fulfillment of any obligation of this Warrant, the Agreement, or any other agreement or document executed in connection with the Agreement, shall violate the lawful limit of any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to such lawful limit, such that in no event shall there occur, under this Warrant, the Agreement, or any other document or instrument executed in connection with the Agreement, any violation of such lawful limit, but such obligation shall be fulfilled to the lawful limit. If any sum is collected in excess of the lawful limit, such excess shall be applied to reduce the principal amount of the Secured Promissory Note dated June 18, 1997.

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                            COMPANY:

                                            DYNAGEN, INC.,
                                            a Delaware corporation

                                            By: /s/ Dhanamjay Wadekar
                                                ---------------------------
                                            Title: Executive Vice President



                                            HOLDER:

                                            FINOVA MEZZANINE CAPITAL INC.,
                                            a Tennessee corporation

                                            By:
                                                ---------------------------

                                            Title:
                                                  -------------------------

                                  SUBSCRIPTION


         The undersigned, _______________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ________ shares of the Common Stock of DYNAGEN, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:____________________________  Signature:_________________________________

Address:__________________________




                       ==================================




                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DYNAGEN, INC..

Dated:____________________________  Signature:_________________________________

Address:__________________________




                       ==================================

                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase _________ shares of the
Common Stock of DYNAGEN, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________________, attorney, to transfer that part of said Warrant on the books of DYNAGEN, INC.

Dated:____________________________

Signature:________________________

Address:__________________________



                       ===================================



                              NET ISSUANCE ELECTION

         The undersigned, _______________________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase _____ shares of the Common Stock of DYNAGEN, INC., and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section 1
(b) of said Warrant.

Dated:____________________________

Signature:________________________

Address:__________________________



                       ==================================

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


DYNAGEN, INC.                                      FINOVA MEZZANINE CAPITAL INC.


By: /s/ Dhananjay Wadekar                          By: /s/ Tim McCarthy
    --------------------------                         ------------------------
Name: Dhananjay Wadekar                            Name: Tim McCarthy
Title: Executive Vice President                    Title:






                                                   ARGOSY INVESTMENT PARTNERS


                                                   By: /s/ Kirk S. Groswold
                                                       ------------------------
                                                   Name: Kirk S. Groswold
                                                   Title: Vice President